General information	12 Months Ended
Dec. 31, 2021
Disclosure Of General Information [Abstract]
General information	General information
Molecular Partners AG ("Company'") and its subsidiary (collectively "Molecular Partners" or, "Group") is a clinical stage biopharmaceutical company focusing on the discovery, development and commercialization of DARPins, a novel class of therapeutic proteins. DARPins combine the specificity and selectivity of monoclonal antibodies with many properties of small molecules, enabling new therapeutic approaches. The Company was founded on November 22, 2004, and is domiciled at Wagistrasse 14, 8952 Schlieren, Canton of Zurich, Switzerland. It is subject to the provisions of the articles of association and to article 620 et seq. of the Swiss Code of Obligations, which describe the legal requirements for limited companies (“Aktiengesellschaften”).
Molecular Partners Inc. is a wholly owned subsidiary of Molecular Partners AG. Molecular Partners Inc. was incorporated in the United States in the State of Delaware on October 8, 2018. Molecular Partners Inc. is based in Cambridge, Massachusetts.
These audited consolidated financial statements as of and for the twelve month period ended December 31, 2021 comprise Molecular Partners AG and Molecular Partners Inc.
The Company’s shares are listed on the SIX Swiss Exchange (Ticker: MOLN) since November 5, 2014 and on the Nasdaq Global Select Market (Ticker: MOLN) since June 16, 2021.
Significant events during the reporting period
On June 15, 2021 the Company completed its initial public offering in the United States of 3,000,000 American Depositary Shares (“ADSs”) at a public offering price of USD 21.25 per ADS, for total gross proceeds of approximately USD 63.8 million. Each ADS represents one Molecular Partners ordinary share. Trading in the Company's ADSs on the Nasdaq Global Select Market takes place under the ticker symbol “MOLN' and started on June 16, 2021.